The Royce Fund

745 Fifth Avenue
New York, NY 10151
(212) 508-4500
(800) 221-4268

December 16, 2010

Charles M. Royce
Managing Member
Royce Family Investments, LLC
745 Fifth Avenue
New York, NY 10151

Dear Mr. Royce:

     The Royce Fund (the “Trust”) hereby accepts Royce Family Investments, LLC’s offer to purchase 100 shares of beneficial interest of Royce International Micro-Cap Fund, a series of the Trust, at $10.00 per share, for an aggregate purchase price of $1,000.00, subject to the understanding that Royce Family Investments, LLC has no present intention of redeeming or selling the shares so acquired.

Sincerely,
THE ROYCE FUND

/s/ Charles M. Royce
By: Charles M. Royce
President

Agreed:

     I, Charles M. Royce, on behalf of Royce Family Investments, LLC, hereby agree to purchase the shares of beneficial interest covered under the above letter agreement. I acknowledge that Royce Family Investments, LLC has no present intention of redeeming or selling any of the 100 shares of Royce International Micro-Cap Fund covered by such letter agreement.

/s/ Charles M. Royce
Charles M. Royce Managing Member Royce Family Investments, LLC

The Royce Fund

745 Fifth Avenue
New York, NY 10151
(212) 508-4500
(800) 221-4268

December 16, 2010

Charles M. Royce
c/o Royce & Associates, LLC
745 Fifth Avenue
New York, NY 10151

Dear Mr. Royce:

     The Royce Fund (the “Trust”) hereby accepts your offer to purchase 100 shares of beneficial interest of Royce Global Dividend Value Fund, a series of the Trust, at $10.00 per share, for an aggregate purchase price of $1,000.00, subject to the understanding that you have no present intention of redeeming or selling the shares so acquired.

Sincerely,
THE ROYCE FUND

/s/ Charles M. Royce
By: Charles M. Royce
President

Agreed:

     I, Charles M. Royce, hereby agree to purchase the shares of beneficial interest covered under the above letter agreement. I acknowledge that I have no present intention of redeeming or selling any of the 100 shares of Royce Global Dividend Value Fund covered by such letter agreement.

/s/ Charles M. Royce
Charles M. Royce

The Royce Fund

745 Fifth Avenue
New York, NY 10151
(212) 508-4500
(800) 221-4268

December 16, 2010

Charles M. Royce
c/o Royce & Associates, LLC
745 Fifth Avenue
New York, NY 10151

Dear Mr. Royce:

     The Royce Fund (the “Trust”) hereby accepts your offer to purchase 100 shares of beneficial interest of Royce International Micro-Cap Fund, a series of the Trust, at $10.00 per share, for an aggregate purchase price of $1,000.00, subject to the understanding that you have no present intention of redeeming or selling the shares so acquired.

Sincerely,
THE ROYCE FUND

/s/ Charles M. Royce
By: Charles M. Royce
President

Agreed:

     I, Charles M. Royce, hereby agree to purchase the shares of beneficial interest covered under the above letter agreement. I acknowledge that I have no present intention of redeeming or selling any of the 100 shares of Royce International Micro-Cap Fund covered by such letter agreement.

/s/ Charles M. Royce
Charles M. Royce

The Royce Fund

745 Fifth Avenue
New York, NY 10151
(212) 508-4500
(800) 221-4268

December 16, 2010

Charles M. Royce
c/o Royce & Associates, LLC
745 Fifth Avenue
New York, NY 10151

Dear Mr. Royce:

     The Royce Fund (the “Trust”) hereby accepts your offer to purchase 100 shares of beneficial interest of Royce International Premier Fund, a series of the Trust, at $10.00 per share, for an aggregate purchase price of $1,000.00, subject to the understanding that you have no present intention of redeeming or selling the shares so acquired.

Sincerely,
THE ROYCE FUND

/s/ Charles M. Royce
By: Charles M. Royce
President

Agreed:

     I, Charles M. Royce, hereby agree to purchase the shares of beneficial interest covered under the above letter agreement. I acknowledge that I have no present intention of redeeming or selling any of the 100 shares of Royce International Premier Fund covered by such letter agreement.

/s/ Charles M. Royce
Charles M. Royce

The Royce Fund

745 Fifth Avenue
New York, NY 10151
(212) 508-4500
(800) 221-4268

December 16, 2010

George U. Wyper
c/o Royce & Associates, LLC
745 Fifth Avenue
New York, NY 10151

Dear Mr. Wyper:

     The Royce Fund (the “Trust”) hereby accepts your offer to purchase 100 shares of beneficial interest of Royce International Premier Fund, a series of the Trust, at $10.00 per share, for an aggregate purchase price of $1,000.00, subject to the understanding that you have no present intention of redeeming or selling the shares so acquired.

Sincerely,
THE ROYCE FUND

/s/ Charles M. Royce
By: Charles M. Royce
President

Agreed:

     I, George U. Wyper, hereby agree to purchase the shares of beneficial interest covered under the above letter agreement. I acknowledge that I have no present intention of redeeming or selling any of the 100 shares of Royce International Premier Fund covered by such letter agreement.

/s/ George U. Wyper
George U. Wyper

The Royce Fund

745 Fifth Avenue
New York, NY 10151
(212) 508-4500
(800) 221-4268

December 16, 2010

Charles M. Royce
Managing Member
Royce Family Investments, LLC
745 Fifth Avenue
New York, NY 10151

Dear Mr. Royce:

     The Royce Fund (the “Trust”) hereby accepts Royce Family Investments, LLC’s offer to purchase 100 shares of beneficial interest of Royce Global Dividend Value Fund, a series of the Trust, at $10.00 per share, for an aggregate purchase price of $1,000.00, subject to the understanding that Royce Family Investments, LLC has no present intention of redeeming or selling the shares so acquired.

Sincerely,
THE ROYCE FUND

/s/ Charles M. Royce
By: Charles M. Royce
President

Agreed:

     I, Charles M. Royce, on behalf of Royce Family Investments, LLC, hereby agree to purchase the shares of beneficial interest covered under the above letter agreement. I acknowledge that Royce Family Investments, LLC has no present intention of redeeming or selling any of the 100 shares of Royce Global Dividend Value Fund covered by such letter agreement.

/s/ Charles M. Royce
Charles M. Royce Managing Member Royce Family Investments, LLC

The Royce Fund

745 Fifth Avenue
New York, NY 10151
(212) 508-4500
(800) 221-4268

December 16, 2010

Charles M. Royce
Managing Member
Royce Family Investments, LLC
745 Fifth Avenue
New York, NY 10151

Dear Mr. Royce:

     The Royce Fund (the “Trust”) hereby accepts Royce Family Investments, LLC’s offer to purchase 100 shares of beneficial interest of Royce International Premier Fund, a series of the Trust, at $10.00 per share, for an aggregate purchase price of $1,000.00, subject to the understanding that Royce Family Investments, LLC has no present intention of redeeming or selling the shares so acquired.

Sincerely,
THE ROYCE FUND

/s/ Charles M. Royce
By: Charles M. Royce
President

Agreed:

     I, Charles M. Royce, on behalf of Royce Family Investments, LLC, hereby agree to purchase the shares of beneficial interest covered under the above letter agreement. I acknowledge that Royce Family Investments, LLC has no present intention of redeeming or selling any of the 100 shares of Royce International Premier Fund covered by such letter agreement.

/s/ Charles M. Royce
Charles M. Royce Managing Member Royce Family Investments, LLC

The Royce Fund

745 Fifth Avenue New York, NY 10151 (212) 508-4500 (800) 221-4268

December 16, 2010

Charles R. Dreifus
c/o Royce & Associates, LLC
745 Fifth Avenue
New York, NY 10151

Dear Mr. Dreifus:

The Royce Fund (the “Trust”) hereby accepts your offer to purchase 100 shares of beneficial interest of Royce Special Equity Multi-Cap Fund, a series of the Trust, at $10.00 per share, for an aggregate purchase price of $1,000.00, subject to the understanding that you have no present intention of redeeming or selling the shares so acquired.

Sincerely,
THE ROYCE FUND

/s/ Charles M. Royce
By: Charles M. Royce
President

Agreed:

I, Charles R. Dreifus, hereby agree to purchase the shares of beneficial interest covered under the above letter agreement.  I acknowledge that I have no present intention of redeeming or selling any of the 100 shares of Royce Special Equity Multi-Cap Fund covered by such letter agreement.

/s/ Charles R. Dreifus
Charles R. Dreifus